Exhibit 10.1
FIRST AMENDMENT TO PROMISSORY NOTES

This First Amendment to Promissory Notes (“Amendment”), entered into by the undersigned and dated November __, 2009, amends each Promissory Note issued by ECO2 Plastics Inc. (“ECO2”) for the benefit of each respective holder listed on Schedule I attached hereto (the “Notes”).  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the original promissory note.

BACKGROUND

WHEREAS, the undersigned desire to extend the date on which the unpaid principal and accrued and unpaid interest on the Notes is due and payable, and are willing to extend such date on the terms and conditions set forth below; and

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned, intending to be legally bound, agree as follows:

1.           Amendment.

a.	Section 2 of each Note is hereby amended by deleting the paragraph in its entirety, and inserting in place thereof the below language:

“Maturity Date.  The Note Amount, any accrued Interest thereon and all other sums due hereunder, shall be due and payable on November 30, 2009 (the “Maturity Date”).

b.	Other than as expressly set forth herein, all other terms of the Notes shall remain in effect as set forth in therein with no amendments or alterations.

2.           General Provisions.

a.
Governing Law.  The terms of this Amendment shall be construed in accordance with the laws of the State of California, as applied to contracts entered into by California residents within the State of California and to be performed entirely within the State of California.

b.
Modification; Waiver.  No modification or waiver of any provision of this Amendment or consent to the departure therefrom shall be effective without the written consent of ECO2 and the Note holders, and then it shall be effective only in the specific instance and for the specific purpose for which it was given.

c.
Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of any and all successors, assigns, heirs, executors and personal representatives of the undersigned.  This Amendment, as it pertains to the Notes, may be assigned by the holder of such Note without the consent of ECO2, but may not be assigned by ECO2 without the prior written consent of the holder of such Note.

d.
Severability; Headings.  If any provision of this Amendment shall be held to be illegal, invalid or unenforceable, the remaining provisions shall continue to be in full force and effect.  The headings of paragraphs are for convenience only; they are not part of this Amendment and shall not affect its interpretation.

e.	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Signature Page Follows

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.

ECO2 Plastics, Inc.

By: ____________________________________
Name: Raymond M. Salomon
Title: Chief Financial Officer

Buff Investments Limited Partnership

By: ____________________________________
Name:
Title:

Trident Capital Fund-VI, L.P.
Trident Capital Fund-VI Principals Fund, L.L.C.

Executed by the undersigned as an authorized signatory of the General Partner of Trident Capital Fund-VI, L.P. and of the Managing Member of Trident Capital Fund-VI Principals Fund, L.L.C.

________________________________________
(signature)

________________________________________
(print name)

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON STATUTORY EXEMPTIONS UNDER THE 1933 ACT, AND UNDER ANY APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT.

PROMISSORY NOTE

                                                                                                Riverbank, California
                                                                           Date of Issuance: [_________], 2009

           FOR VALUE RECEIVED, ECO2 PLASTICS, INC., a Delaware corporation (the “Promisor”) hereby promises to pay to the order of [____________________] (the “Promisee” or the “Holder”), in lawful money of the United States at the address of the Holder set forth herein, the principal amount of [_______________________] ($[________]) (the “Note Amount”), together with Interest, as defined below.  This Promissory Note (“Note”) has been executed by the Promisor on the date set forth above (the “Effective Date”).

1.            Interest.  Interest shall accrue at eight percent (8%) per annum on the outstanding principal amount of this Note (the “Interest”).  Upon the occurrence of an Event of Default and for so long as such Event of Default continues, Interest shall accrue on the outstanding Note Amount at the rate of eight percent (8%) per annum (the “Default Interest Rate”).

2.            Maturity Date.  The Note Amount, any accrued Interest thereon and all other sums due hereunder, shall be due and payable October 31, 2009 (the “Maturity Date”).

3. Application of Payments.

3.1.            Except as otherwise expressly provided herein, payments under this Note shall be applied, (i) first to the repayment of any sums incurred by the Holder for the payment of any expenses in enforcing the terms of this Note, (ii) then to the payment of any accrued but unpaid Interest under this Note, and (iii) then to the reduction of the Note Amount.

3.2.            The Promisor may prepay all or any part of the principal without penalty.

3.3.            Upon payment in full of the Note Amount, any applicable accrued and unpaid Interest thereon, and any other sums due hereunder, this Note shall be marked “Paid in Full” and returned to the Promisor.

4.            Waiver of Notice.  The Promisor hereby waives presentment for payment, demand, notice of nonpayment, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, and agrees that the liability of the Promisor shall be unconditional without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Promisee.

5.            Events of Default.  The occurrence of any of the following events (each an “Event of Default”) shall constitute an Event of Default of the Promisor:

5.1. the failure of the Promisor to make any payment due hereunder within three (3) days after the due date thereof; and

5.2.            (i) the application for the appointment of a receiver or custodian for the Promisor or the property of the Promisor, (ii) the entry of an order for relief or the filing of a petition by or against the Promisor under the provisions of any bankruptcy or insolvency law, (iii) any assignment for the benefit of creditors by or against the Promisor, or (iv) the Promisor’s insolvency (which term is defined for purposes of this paragraph as the failure or inability of the Promisor to meet its obligations as the same fall due).

           Upon the occurrence of any Event of Default that is not cured within any applicable cure period, if any, the Holder may elect to take at any time any or all of the following actions: (i) declare this Note to be forthwith due and payable, whereupon the entire unpaid Note Amount, together with all accrued and unpaid Interest thereon (including the Default Interest Rate), and all other cash obligations hereunder, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Promisor, anything contained herein to the contrary notwithstanding, (ii) set-off any amounts owed by the Promisee or any Affiliate of the Promisee (each of which is an intended third party beneficiary hereunder), to the Promisor whatsoever against any amounts owed by the Promisor to the Promisee hereunder; and (iii) exercise any and all other remedies provided hereunder or available at law or in equity.  For purposes of this Note, “Affiliate” means any other party that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under control with, such party.

If an Event of Default occurs by the Promisor, the Promisor agrees to pay, in addition to the Note Amount, reasonable attorneys' fees and any other reasonable costs incurred by the Holder in connection with its pursuit of its remedies under this Note.

6.           Conversion.

6.1           At any time upon written notice by the Promisee to the Promisor, the principal amount and all Interest due under this Note shall be converted into shares of Series C Convertible Preferred Stock of the Promisor (“Securities”) at a price per share equal to $0.015 (subject to appropriate adjustment for all stock splits, subdivisions, combinations, recapitalizations and the like).  No fractional shares of Securities will be issued upon such conversion of this Note.  In lieu thereof, the number of Securities to be issued to the Holder shall be rounded to the nearest whole share.  Upon conversion of this Note pursuant to this Section 6, the Holder shall surrender this Note, duly endorsed, at the principal offices of the Promisor or any transfer agent of the Promisor.  At its expense, the Promisor will, as soon as practicable thereafter, issue and deliver to such Holder, at such principal office, a certificate or certificates for the number of shares to which such Holder is entitled upon such conversion, together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note, including a check payable to the Holder for any cash amounts payable as described herein.  Upon conversion of this Note, the Promisor will be forever released from all of its obligations and liabilities under this Note with regard to that portion of the principal amount and accrued interest being converted including without limitation the obligation to pay such portion of the principal amount and accrued interest.

7.           Miscellaneous.

7.1           Successors and Assigns.  The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and permitted assigns of the parties.  This Note (or a portion hereof) may be assigned by the Holder without the consent of the Promisor.  This Note may not be assigned by the Promisor without the prior written consent of the Promisee.

7.2           Loss or Mutilation of Note.  Upon receipt by the Promisor of evidence reasonably satisfactory to the Promisor of the loss, theft, destruction or mutilation of this Note, together with indemnity reasonably satisfactory to the Promisor, in the case of loss, theft or destruction, or the surrender and cancellation of this Note, in the case of mutilation, the Promisor shall execute and deliver to the Holder a new promissory note of like tenor and denomination as this Note.

7.3           Notices.  Any notice or other communication required or permitted to be given pursuant to the terms of this Note shall be in writing and shall be deemed effectively given the earlier of, (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), or (iv) one (1) business day after being deposited with an overnight courier service, and addressed to the recipient at the addresses set forth below unless another address is provided to the other party in writing:

If to Promisee, to:

________________________
________________________
________________________
________________________
Attn:     __________________
Fax:        __________________

If to the Promisor, to:

ECO2 Plastics, Inc.
P. O. Box 760
5300 Claus Road
Riverbank, CA  95367
Attn:  Chief Accounting Officer
Fax:           (209) 863-6200
with a copy to:

                      The Otto Law Group, PLLC
601 Union Street, Suite 4500
Seattle, WA 98101
Attn:           David M. Otto
Fax:           (206) 262-9513

7.4           Governing Law.  This Note shall be governed in all respects by the laws of the State of California as applied to agreements entered into and performed entirely within the State of California by residents thereof, without regard to any provisions thereof relating to conflicts of laws among different jurisdictions.

7.5           Waiver and Amendment.  No waiver of any term of this Note shall be effective against the Holder unless in writing.  Any term of this Note may be amended, waived or modified only with the written consent of the Promisor and the Holder.

7.6           Remedies.  No delay or omission by the Holder in exercising any of its rights, remedies, powers or privileges hereunder or at law or in equity and no course of dealing between the Holder and the undersigned or any other person shall be deemed a waiver by the Holder of any such rights, remedies, powers or privileges, even if such delay or omission is continuous or repeated, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise thereof by the Holder or the exercise of any other right, remedy, power or privilege by the Holder.  The rights and remedies of the Holder described herein shall be cumulative and not restrictive of any other rights or remedies available under any other instrument, at law or in equity provided that such rights or remedies are not inconsistent with the express provisions hereof.

7.7           Usury Savings Clause.  In the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

7.8           Severability.  If any provision hereof is found by a court of competent jurisdiction to be prohibited or unenforceable, it shall be ineffective only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable, nor invalidate the other provisions hereof, all of which shall be liberally construed in favor of the Promisee in order to effect the provisions of this Note.

7.9           Setoff.  Notwithstanding the absence of an Event of Default, the Promisee shall have the right to set-off any amounts owed by the Promisee or any Affiliate of the Promisee (each of which is an intended third party beneficiary hereunder) to the Promisor whatsoever against any amounts owed by the Promisor to the Promisee hereunder.

           IN WITNESS WHEREOF, the Promisor has caused this Note to be signed on the Effective Date.

ECO2 PLASTICS, INC.

                                                                                                _______________________________
Name: Raymond M. Salomon
Title: Chief Financial Officer

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of California
County of __________________________
On ______________________ before me, ___________________________________________
(Date)                                                                (Insert Name and Title of Officer)
Personally appeared _____________________________________________________________
Name(s) of Signer(s)
______________________________________________________________________________

Who approved me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ities), and by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify that under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.
Place Notary Seal Above
Signature _______________________________________
(Signature of Notary Public)